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Exhibit 10.8

DISPLAYTECH, INC.
AMENDED AND RESTATED
SHAREHOLDERS' RIGHTS AGREEMENT

        This Amended and Restated Shareholders' Rights Agreement (this "Agreement") is made as of July 30, 2001, by and among Displaytech, Inc., a Colorado corporation (the "Company"), and the persons and entities listed as Investors in the signature section at the end of this Agreement (the "Investors").

        The Company and the Investors hereby desire to amend and restate the Shareholders' Rights Agreement, dated as of October 2, 1995, by and among the Company and the Investors named therein, as amended by Amendment No. 1 to the Shareholders' Rights Agreement, dated October 10, 1997, Amendment No. 2 to the Shareholders' Rights Agreement, dated January 27, 1998, Amendment No. 3 to the Shareholders' Rights Agreement, dated February 17, 1999, Amendment No. 4 to the Shareholders' Rights Agreement, dated January 7, 2000, Amendment No. 5 to the Shareholders' Rights Agreement, dated January 31, 2000, Amendment No. 6 to the Shareholders' Rights Agreement, dated March 3, 2000, and Amendment No. 7 to the Shareholders' Rights Agreement, dated December 15, 2000 (collectively, the "Original Agreement"), in its entirety as provided in this Agreement for the purposes of: (i) including the purchasers of the Company's Series D Convertible Preferred Stock, pursuant to that certain Stock Purchase Agreement dated as of July 30, 2001 (the "Stock Purchase Agreement") and (ii) modifying and establishing the respective rights and obligations of the parties to the Original Agreement pursuant to the terms and conditions set forth herein.

        Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Company and the Investors, severally and not jointly, hereby agrees as follows:

        1.    Definitions.    For purposes of this Agreement, the following definitions shall apply (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement" means this Amended and Restated Shareholders' Rights Agreement (together with any exhibits and schedules) as such may be from time to time assigned, supplemented or amended or as the terms hereof may be waived.

          "Century Investors" means Century Partners-Dtech, L.P., InterWest Capital, Inc. and JKB-Displaytech, LLC, collectively.

          "Common Stock" means the shares of common stock of the Company then outstanding and the shares of common stock of the Company at the time issuable upon exercise or conversion of outstanding options, warrants, and convertible securities of the Company.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Controlled Subsidiary" means a wholly-owned direct or indirect subsidiary of any Parent.

          "Co-Sellers" has the meaning set forth in Section 2.1 hereof.

          "DBCP" means DB Capital Partners, SBIC, L.P.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fleming Investors" means Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P., collectively.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof pursuant to Section 3.12.

          "Initiating Holders" means the Holder initiating a registration request under Section 3.1.

          "Investors" has the meaning set forth in the preamble to this Agreement.

          "Kingdon Investors" means Kingdon Associates, L.P., Kingdon Partners, L.P. and M. Kingdon Offshore NV, collectively.

          "Notice Period" has the meaning set forth in Section 2.2 hereof.

          "Offering Terms" has the meaning set forth in Section 2.2 hereof.

          "Original Agreement" has the meaning set forth in the preamble to this Agreement.

          "Parent" means the ultimate corporate parent of any corporation.

          "Participating Holder" has the meaning set forth in Section 3.7 hereof.

          "Participating Sellers" has the meaning set forth in Subsection 2.2(a) hereof.

          "Proposed Purchaser" has the meaning set forth in Section 2.1 hereof.

          "Purchase Notice" has the meaning set forth in Section 2.2 hereof.

          "Qualified Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which (i) proceeds to the Company, net of underwriting discounts, commissions and other expenses, are at least $35,000,000, and (ii) the price per share of Common Stock sold in such offering reflects a pre-money valuation of the Company at the time of the consummation of such sale of at least $250,000,000.

          "Qualifying Request" means a request that (i) is made after the earlier of (X) October 1, 2002, or (Y) three (3) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating solely either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act) and (ii) is from any Holder(s), who in the aggregate hold at least fifty percent (50%) of the Registrable Securities then outstanding, provided that such request covers the registration of at least thirty percent (30%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000).

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means the Common Stock acquired or acquirable by the Investors, and any Common Stock issued as a dividend or distribution with respect to or in exchange for such Common Stock, excluding, however, (a) any Common Stock that would otherwise be Registrable Securities transferred in a transaction in which the Investors' rights under Section 3 are not properly assigned pursuant to Section 3.12 and (b) any Common Stock that would otherwise be Registrable Securities, if such securities, in the hands of the Holder thereof (A) are no longer restricted securities under the Securities Act or (B) may be sold, together with all other Common Stock (whether Registrable Securities or otherwise) held by such Holder, in any three-month period, because the volume limitations of Rule 144 are not applicable or otherwise.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Selling Investors" has the meaning set forth in Section 2.1 hereof.

          "Stock Purchase Agreement" has the meaning set forth in the preamble to this Agreement.

          "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed pursuant to Section 5, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

          "Voting Stock" means the Company's outstanding capital stock entitled to vote for the election of directors at meetings of shareholders.

        2.    Tag-Along Rights.

          2.1.    Restriction on Transfer.    No Investor or group of Investors may sell, dispose of or otherwise transfer for consideration, in one transaction or in a series of related transactions, a number of shares of Common Stock representing more than ten percent (10%) of the outstanding Common Stock, unless prior to the consummation thereof each of the other Investors (the "Co-Sellers") shall have been afforded the opportunity to participate in such transfer as provided in this Section 2.

          It shall be the responsibility of each Investor to determine whether any transaction to which it is a party is subject to this Section 2. The selling Investor or group of selling Investors (the "Selling Investors") shall notify the person or group of persons that proposes to acquire shares of Common Stock (the "Proposed Purchaser") that such sale or other transfer is subject to this Section 2 and shall ensure that no sale or other transfer is consummated without the Proposed Purchaser first complying with this Section 2. The Co-Sellers shall have the right to specifically enforce their rights hereunder and any transfer of Common Stock in violation of this Section 2 shall be null and void. The following transfers are excluded from the restrictions of this Section 2:

            (a)   Transfers in a registered public offering under the Securities Act.

            (b)   "Open Market" transfers pursuant to Rule 144 under the Securities Act (or any successor rule or regulation) that are in compliance with the requirements of paragraphs (c), (e) and (f) of such Rule, without giving effect to paragraph (k) of such Rule.

            (c)   Transfers by an Investor to (i) such Investor's spouse or lineal descendants (including adopted children) or (ii) trusts for the benefit of the Investor or the Investor's spouse or lineal descendants (including adopted children); provided that any such transferee shall agree in writing to take subject to and to comply with the restrictions contained in this Agreement and shall be deemed an Investor upon consummation of such transfer.

            (d)   Transfers by an Investor to (i) the Parent of such Investor or to a Controlled Subsidiary of such Parent or (ii) officers, directors, employees or partners, if any, of such Investor or (iii) an affiliate of such Investor; provided that any such transferee shall agree in writing to take subject to and to comply with the restrictions contained in this Agreement and shall be deemed an Investor upon consummation of such transfer.

          2.2.    Right to Participate in Sale.    At least twenty (20) days prior to the consummation of any sale subject to this Section 2 (the "Notice Period"), the Selling Investors shall notify in writing the

  Company (which writing shall also be signed by the Proposed Purchaser), and the Company shall notify in writing the Co-Sellers, of the number of shares of Common Stock and the terms and conditions (collectively, the "Offering Terms") upon which the Proposed Purchaser has offered to purchase shares of Common Stock (the "Purchase Notice"). Each Co-Seller shall have the right to participate in the proposed sale at the same price per share (treating options, warrants and convertible securities on an as converted basis, and adjusting for any consideration payable upon exercise or conversion thereof) and on the same Offering Terms as those offered to the Selling Investors subject to the following terms and conditions:

            (a)   Each Selling Investor and Co-Seller electing to participate in the proposed sale (collectively, together with the Selling Investors, the "Participating Sellers") shall have the right to sell that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock covered by the Purchase Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock then owned by such Participating Sellers and the denominator of which is the number of shares of Common Stock then owned in the aggregate by all Participating Sellers. To the extent that any Participating Seller elects to sell less than the full number of shares of Common Stock which such Participating Seller is entitled to sell as determined pursuant to the previous sentence, each other Participating Seller's rights to participate in the sale shall be increased pro rata based on the number of shares of Common Stock then owned by such Participating Seller.

            (b)   If a Co-Seller elects to become a Participating Seller, it shall give notice of such election by a writing signed by the Co-Seller and stating the maximum number of shares the Co-Seller desires to sell. Such notice shall be delivered to the Proposed Purchaser within twenty (20) days of its receipt of the Purchase Notice.

            (c)   If the Proposed Purchaser is acquiring shares of Common Stock in a single transaction from more than one Selling Investor or in a series of related transactions from one or more Selling Investors, then the price per share shall be determined based on the highest of the prices and the Offering Terms shall be the most favorable of the terms offered by the Proposed Purchaser to any Selling Investor.

          2.3.    Sale After Notice.    After lapse of the Notice Period, the Selling Investors may sell to one or more purchasers the number of shares of Common Stock covered by the Purchase Notice, reduced to the extent that the Co-Sellers elect to participate, at a price equal to or less than the price specified in the Purchase Notice and on terms no more favorable to the Selling Investors than those specified in the Purchase Notice; provided that the price to be paid by such purchasers to the Co-Sellers shall equal the price specified in the Purchase Notice. In the event the shares of Common Stock covered by the Purchase Notice are not disposed of within ninety (90) days following the lapse of the Notice Period, then they shall once again be subject to the rights set forth in this Section 2.

          2.4.    Stock Certificate Legend.    Each certificate representing shares of Common Stock now or hereafter owned by the Investors shall be endorsed with the following legend until termination of the terms of this Section 2:

      "THE RIGHT TO VOTE THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT, DATED AS OF JULY    , 2001, BY AND AMONG THE HOLDER OF THESE SHARES, CERTAIN OTHER HOLDERS OF THE CAPITAL STOCK OF THE CORPORATION, AND THE CORPORATION. COPIES OF SUCH

      AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

          2.5.    Termination.    The terms of this Section 2 shall terminate upon the consummation of a Qualified Public Offering.

          2.6.    Assignment.    In connection with any sale or transfer of Common Stock, each Investor and each permitted assignee thereof, may assign in whole or in part its tag-along rights under this Section 2; provided, the assignee of such right (other than assignees allowed by Section 2.1(c) and 2.1(d) above) shall own or have the right to acquire following such assignment five percent (5%) or more of the Common Stock held by such assignor and provided, further, that any assignee shall agree in writing to take subject to and to comply with the restrictions contained in this Agreement and shall be deemed, for purposes of this Section 2, an Investor, upon consummation of such transfer.

          2.7.    Amendment.    (a) The provisions of this Section 2 (other than the last sentence of this Section 2.7) may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Investors holding a majority of the shares of Common Stock held in the aggregate by the Investors. Any such amendment or waiver shall be effective and shall be binding upon all Investors and their assignees if and only if the effect thereof will be that all Investors and their assignees will be treated equally.

        3.    Registration Rights.

          3.1.    Request for Registration.

            (a)   If the Company shall receive a written Qualifying Request that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Subsection 3.1(b) below, effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company, in accordance with Section 3.3.

            (b)   If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.1, and the Company shall include such information in the written notice referred to in Subsection 3.1(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, as provided in Subsection 3.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority-in-interest of the Initiating Holders. Notwithstanding any other provision of this Section 3.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

            (c)   The Company is obligated to effect no more than three (3) registrations pursuant to a Qualifying Request.

            (d)   Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.1, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

          3.2.    Company Registration.    If (but without any obligation to do so) the Company proposes to register (including for this purpose, without limitation, a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration solely to effect a merger, consolidation or acquisition, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, including without limitation, a registration statement on Form S-8 or S-4), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder, given within twenty (20) days after mailing of such notice by the Company in accordance with this Section 3.2, the Company shall, subject to the provisions of Section 3.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          3.3.    Obligations of the Company.    Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a)   Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days (or, in the case of a registration filed on Form S-3 pursuant to Section 3.11, for two (2) years) or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first.

            (b)   Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c)   Furnish to the Holders participating in such registration or to the underwriters, if any, of the securities being registered, such number of copies of the registration statement, the preliminary prospectus and the final prospectus, in each case in conformity with the requirements of the Securities Act, and such other documents as such Holders or underwriters may reasonably request in order to facilitate the disposition of Registrable Securities covered by such registration.

            (d)   Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e)   In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form (except as otherwise provided in Section 3.7), with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f)    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g)   Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 3, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3 or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            (h)   As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) covering a period of at least twelve (12) months, beginning after the effective date of the registration statement, and otherwise complying with Section 11(a) of the Securities Act.

            (i)    Use its best efforts (a) to cause the Registrable Securities covered by the registration statement to be listed on a national securities exchange (if not then so listed), and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security," or (c) failing (a) or (b), to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with NASDAQ.

            (j)    Provide a transfer agent and registrar (which may be the same entity) for the Registrable Securities.

            (k)   In the event of any underwritten public offering, participate in customary efforts to sell the Registrable Securities under the offering, including, without limitation, "road shows."

          3.4.    Furnish Information.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities, as shall be required to effect the registration of such Holder's Registrable Securities. If any registration statement or comparable statement under the Securities Act refers to any Investor, or any of their affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, each such Investor shall have the right to require the deletion of such reference to itself and its affiliates.

          3.5.    Expenses of Demand Registration.    All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3.1, including (without limitation) all registration, filing and qualification fees, printer's and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees (up to $25,000) and disbursements of one counsel for the selling Holders (selected by a majority in interest of the participating Holders) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 3.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata), unless the Holders of more than seventy-five percent (75%) of the Registrable Securities agree to forfeit their right to one (1) demand registration pursuant to Section 3.1; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.1.

          3.6.    Expenses of Company Registration.    The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3.2 for each Holder, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company relating or apportionable thereto and the reasonable fees (up to $25,000) and disbursements of one counsel for the selling Holders (selected by a majority in interest of the participating Holders), but excluding underwriting discounts and commissions relating to Registrable Securities.

          3.7.    Underwriting Requirements.    In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3.2 to include any of the Holders' securities in such underwriting unless they agree to the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; provided, however, that no Holder participating in such underwriting (a "Participating Holder") shall be required to make any representations or warranties except as they relate to such Participating Holder and its intended method of distribution, and that the liability of such Participating Holder shall be limited to an amount equal to the net proceeds from the offering received by such Participating Holder. If the total amount of securities, including Registrable Securities, requested by the Participating Holders exceeds the amount of securities to be sold other than by the Company that the underwriters reasonably believe to be compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Participating Holders according to the total amount of securities entitled to be included therein owned by each Participating Holder, or in such other proportions as shall mutually be agreed to by such Participating Holders), but in no event shall the amount of securities of the Participating

  Holders included in the offering be reduced below seventy-five percent (75%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the Participating Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any Participating Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Participating Holder, or the estates and family members of any such partners and retired partners, and any trusts for the benefit of any of the foregoing persons, shall be deemed to be a single Participating Holder with such partnership or corporation, and any pro rata reduction with respect to such Participating Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Participating Holder, as defined in this sentence.

          3.8.    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

          3.9.    Indemnification.    In the event any Registrable Securities are included in a registration statement under this Section 3:

            (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of such Holder's officers, directors, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

            (b)   To the extent permitted by law, each Holder that has included shares in such registration statement will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 3.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 3.9(b)

    shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall any indemnity under this Subsection 3.9(b) exceed the net proceeds from the offering received by such Holder.

            (c)   Promptly after receipt by an indemnified party under this Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 3.9 except if, and only to the extent that, the indemnified party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.9.

            (d)   In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which a party exercising its rights under this Section 3.9 makes a claim for indemnification pursuant to this Section, but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section provides for indemnification, then, in such case, the Company and each Holder that has included shares in such registration statement, will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by a particular party, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (1) a Holder will not be required to contribute any amount in excess of the net proceeds from the offering received by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            (e)   The obligations of the Company and Holders under this Section 3.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3, and otherwise.

          3.10.    Reports Under the Exchange Act.    With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a)   make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the earlier of (i) the effective date of the first registration statement filed by the Company for the offering of its securities to the general public and (ii) the date the Company becomes subject to the reporting requirements of the Exchange Act;

            (b)   take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

            (c)   file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (d)   furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          3.11.    Form S-3 Registration.    In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            (a)   promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b)   as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3.11, for securities then held by Investors, (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $300,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 3.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

            (c)   subject to the foregoing, prepare and file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 3.11, including (without limitation) all registration, filing and qualification, printer's and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees (up to $7,500) and disbursements of one counsel for the selling Holders (selected by a majority in interest of the participating Holders), but excluding any underwriters' discounts or commissions associated with Registrable Securities which shall be allocated to or among the selling Holders pursuant to the underwriting agreement, shall be borne by the Company. Registrations effected pursuant to this Section 3.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 3.1 or 3.2, respectively.

          3.12.    Assignment of Registration Rights.    The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned in whole or in part by a Holder to one or more transferees or assignees of not less than 150,000 shares (subject to appropriate adjustment in the event of a stock split, stock dividend, recapitalization or the like) of such securities (or 100% of the shares of such securities then held by such Holder), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned, and such assignee or transferee agrees to be bound by the obligations contained in this Agreement to which the transferor was subject immediately prior to such transfer; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; and provided, further, that the minimum number of shares specified above respecting a transfer of these registration rights shall not apply to any transfer effected pursuant to Section 2.1(c) or 2.1(d).

          3.13.    Limitations on Subsequent Registration Rights.    From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities (including Investors holding a majority of the Registrable Securities held by Investors), enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 3.1 or Section 3.2, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to or within one hundred eighty (180) days following a Qualified Public Offering or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 3.1.

          3.14.    "Market Stand-Off" Agreement.    Each Holder hereby agrees that during the period of (i) one hundred eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering and (ii) ninety (90) days following each subsequent registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company or, if applicable, the managing underwriter with respect to the securities registered pursuant to such registration statement, sell or otherwise transfer or dispose of (other than pursuant to Section 2.1(c) or 2.1(d) to transferees who agree to be similarly bound) any Common Stock of the Company held by it, except Common Stock included in such registration; provided, however, that such agreement shall be applicable only if all officers and directors and shareholders individually holding five percent (5%) or more of the Common Stock of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          3.15.    Amendment of Registration Rights.    Any provision of this Section 3 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

        4.    Corporate Governance.

          4.1.    Shareholder Action.    The Investors shall vote their shares of Common Stock to cause the Company's Certificate of Incorporation and Bylaws to be in the form attached hereto as Exhibit A and B, respectively.

          4.2.    Board of Directors.

            (a)   The Investors shall at all times vote their shares of Voting Stock so that the Bylaws of the Company provide that the Board of Directors shall consist of not less than five (5) and no more than eleven (11) directors, the exact number of which shall be fixed from time to time within such limits by resolution of the Board of Directors. The Investors agree to vote their shares of Voting Stock for the election to the Company's Board of Directors of two (2) designees of the Kingdon Investors, two (2) designees of the Century Investors, two (2) designees of DBCP, two (2) designees of the Fleming Investors, Haviland Wright and Bruce Spenner. The obligations set forth herein in respect to the election of directors apply each time the shareholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of electing directors. In addition, the Investors agree to approve and continue to support a resolution adopted by the Board of Directors authorizing the formation of (i) a Compensation Committee, consisting of one director designated by each of the Kingdon Investors, the Century Investors, DBCP and the Fleming Investors, (ii) an Audit Committee, consisting of one director designated by each of the Kingdon Investors, the Century Investors, DBCP and the Fleming Investors and (iii) a Scientific Advisory Committee, chaired by Mark Handschy and also to include Haviland Wright, Noel Clark, David Walba and such other members to be determined in the future by the Board of Directors. The Company agrees that at all times (i) prior to a Qualified Public Offering and (ii) during which the Investors are required to vote their shares of Voting Stock to elect the Investors' designees to the Board of Directors of the Company in accordance with the terms of this Agreement, the Company shall cause (i) the appropriate Investor designees so elected to be appointed to such Compensation Committee, which committee shall have, among other powers, exclusive authority to grant stock options/restricted stock to employees, officers and directors of, and consultants to, the Company at all times after the date of this Agreement and (ii) the appropriate Investor designees so elected to be appointed to the Audit Committee. The Company and the Investors agree to cause the resolutions described herein to remain in effect, without modification, unless Investors holding a majority of the shares of Common Stock held by Investors agree otherwise.

            (b)   The Investors shall be allowed, from time to time, to change their respective designees to the Board of Directors of the Company, in which case the Investors agree to vote their shares of Voting Stock for the removal of such Investors' existing designees on the Board of Directors and for the election of the person that such Investors then designate in his place. The parties acknowledge that the shareholders of the Company may remove any individual elected to the Board of Directors in accordance with the applicable provisions of the Company's Bylaws and the Colorado Business Corporation Act. Notwithstanding the foregoing, each Investor agrees not to vote his shares of Voting Stock for the removal of any individual elected to the Board of Directors of the Company in accordance with this Section 4 unless such individual (i) engages in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to the Company, as determined by a majority of the disinterested members of the Board of Directors, (ii) competes with the Company or performs services for any other person, firm or corporation who competes with the Company (provided that merely owning stock or other equity in a competing firm or corporation, without performing services for its board of directors, or as an officer, executive, employee or consultant, shall not be deemed a breach of this restriction), or (iii) breaches his fiduciary duty to the Company, as determined by a majority of the disinterested members of the Board of Directors. The Investors shall not be obligated to vote their shares of Voting Stock for the election of any individual who has been removed from the Board of Directors in accordance with this Section 4.2(b). If the designee of any Investor has been removed from the Board of Directors in accordance with this Section 4.2(b), the Investor whose designee has been removed shall have the right to designate a different individual for election to the Board of Directors and the Investors agree to vote their shares of Voting Stock to elect such new designee to the Board of Directors in accordance with Section 4.2(a).

          4.3.    Transferees.    The provisions of this Section 4 shall be binding upon the successors-in-interest to any of the Voting Stock held by the Investors. Prior to the consummation of a Qualified Public Offering, the Company shall not permit the transfer of any of the Voting Stock on its books or issue a new certificate representing any of the Voting Stock (other than in connection with a public offering pursuant to a registration statement under the Securities Act) unless and until the person to whom such security is to be transferred shall have executed a written agreement, containing the terms set forth in this Section 4, pursuant to which such person becomes a party to the agreements set forth in this Section 4 and agrees to be bound by all of the provisions of this Section 4 as if such person were an Investor.

          4.4.    Termination.    The provisions of this Section 4 shall terminate upon the consummation of a Qualified Public Offering.

        5.    Miscellaneous.

          5.1.    Entire Agreement; Amendment.    This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein. Except as otherwise provided in Section 2 and Section 3 above, this Agreement may be amended (and the observance of any term hereof may be waived) only with the written consent of (i) the Company and (ii) holders of a majority of the shares of Common Stock held by Investors; provided, however, that (A) no term of this Agreement regarding (X) the minimum number of shares necessary to receive certain rights or (Y) the consent or approval of Investors (or Investors' designees on the Board of Directors), may be amended, or the observance thereof waived, in a manner that adversely affects any Investor (or Investor's designee), unless (in addition to the other requirements of this Section 5.1) each Investor adversely affected thereby consents thereto and (B) any such amendment or waiver shall be effective and binding upon the Investors and their assignees only if the effect thereof will be that all Investors and their assignees will be treated equally thereby.

          5.2.    Governing Law.    This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and to be performed entirely within Colorado.

          5.3.    Successors and Assigns.    Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.4.    Notices.    Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified (including by facsimile) or upon deposit with the United States Post Office or with a recognized overnight mail courier, by registered or certified mail, postage prepaid or by recognized overnight mail courier, as applicable, and addressed to the party to be notified (a) if to a party other than the Company, at such party's address set forth at the end of this Agreement or at such other address as such party shall have furnished the Company in writing, or, until any such party so furnishes an address to the Company, then to and at the address of the last holder of the shares covered by this Agreement who has so furnished an address to the Company, or (b) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the parties in writing.

          5.5.    Severability.    Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party, whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          5.6.    Titles and Subtitles.    The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.7.    Specific Performance.    The parties acknowledge that any breach or violation of the agreements contained in this Agreement would be likely to be highly injurious to the non-breaching parties. Accordingly, the parties acknowledge and agree that, in addition to any other remedies which may be available, the non-breaching parties shall be entitled to enforcement of the rights granted herein by a decree of specific performance entered by a court of competent jurisdiction.

          5.8.    Attorney's Fees.    If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

          5.9.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          5.10.    Controlling Agreement.    The terms and conditions of this Agreement supercede those of any prior agreement relating to the subject matter herein, including the Original Agreement.

  This Agreement and any other agreements referenced herein, excluding the Original Agreement, represent the full and complete understanding among the Company and the Investors relating to the subject matter herein, and any provisions to the contrary contained in any prior agreement, including, without limitation, the Original Agreement, are hereby deemed and declared to be null, void and of no force or effect.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

COMPANY:
Displaytech, Inc.

By:	/s/ HAVILAND WRIGHT
Name:	Haviland Wright
Title:	Chief Executive Officer
Address:	2602 Clover Basin Drive Longmont, CO 80503

INVESTORS:
KINGDON ASSOCIATES, L.P.
By:	Kingdon Capital Management Corp., its General Partner

By:	/s/ PETER J. COBOS
Name:	Peter J. Cobos
Title:

KINGDON PARTNERS, L.P.
By:	Kingdon Capital Management Corp., its General Partner

By:	/s/ PETER J. COBOS
Name:	Peter J. Cobos
Title:

M. KINGDON OFFSHORE NV
By:	Kingdon Capital Management Corp., its investment advisor
By:	/s/ PETER J. COBOS
Name:	Peter J. Cobos
Title:
Address:	c/o Kingdon Capital Management Corp. 152 W. 57th Street, 50th Floor New York, NY 10019

/s/ J. KERMIT BIRCHFIELD, JR.
J. Kermit Birchfield, Jr. 33 Way Road Gloucester, MA 01930

CENTURY PARTNERS, L.P.-DTECH, L.P.

By:	/s/ RICHARD HOKIN Richard Hokin, its general partner Address: 800 Post Road Darien, CT 06821

JKB- DISPLAYTECH, LLC

By:	/s/ J. KERMIT BIRCHFIELD, JR. J. Kermit Birchfield, Jr. 33 Way Road Gloucester, MA 01930

INTERWEST CAPITAL, INC.

By:	/s/ WM. C. GLYNN
Name:	Wm. C. Glynn
Title:	President
Address:	555 South Cole Road Boise, Idaho 83709

FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	/s/ ROBERT L. BURR Robert L. Burr, member

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	/s/ ROBERT L. BURR Robert L. Burr, member

D.A. DAVIDSON & CO. DISPLAYTECH INVESTMENT PARTNERSHIP

By:	/s/ MARK J. SEMMENS Mark J. Semmens, General Partner

DADCO Incorporated

By:	/s/ ILLEGIBLE Authorized Officer

DB CAPITAL PARTNERS SBIC, L.P.

By:	/s/ ROBERT A. SHARP Robert A. Sharp

HEWLETT-PACKARD COMPANY

By:	/s/ CHARLES N. CHARMAS Charles N. Charmas

DISPLAYTECH, INC.

AMENDED AND RESTATED
SHAREHOLDERS' RIGHTS AGREEMENT
AMENDMENT NO. 1

        This Amendment to the Amended and Restated Shareholders' Rights Agreement dated July 30, 2001 ("Agreement") is made as of April 9, 2002, by and among Displaytech, Inc., a Colorado corporation (the "Company") and the persons and entities listed as Investors in the signature section at the end of this Amendment (the "Investors").

        Pursuant to an agreement between the Company and Integral, Inc. ("Integral"), the Company issued to Integral one thousand (1,000) shares of the Company's Series D convertible preferred stock in lieu of cash, as payment of the equity portion of Integral's consulting fees.

        Integral has requested that the shares be reissued to its affiliate, Analysis Group Fund I, L.P. ("Analysis"), and Analysis has requested to become a party to the Agreement.

        The Company also wishes to amend paragraph 4.2 of the Agreement as it relates to the make up of the Board of Directors and the Scientific Advisory Committee.

        The Company and the Investors therefore wish to amend the Agreement for the purposes of adding Analysis as a party, and to amend paragraph 4.2.

AGREEMENT

        This Amendment amends the Agreement as follows:

          1.     Analysis Group Fund I, L.P. is hereby added as a party to the Agreement, entitled to all rights granted, and subject to all obligations assumed by the parties under the Agreement.

          2.     Additionally, paragraph 4.2.(a) shall be amended by deleting the second sentence of the Agreement, which now states:

      "The Investors agree to vote their shares of Voting Stock for the election to the Company's Board of Directors of two (2) designees of the Kingdon Investors, two (2) designees of the Century Investors, two (2) designees of DBCP, two (2) designees of the Fleming Investors, Haviland Wright and Bruce Spenner."

  and inserting the following sentence in its place:

      "The Investors agree to vote their shares of Voting Stock for the election to the Company's Board of Directors of two (2) designees of the Kingdon Investors, two (2) designees of the Century Investors, two (2) designees of DBCP, two (2) designees of the Fleming Investors, and two (2) representatives from the Company's management.

          3.     Further, section 4.2. (a)(iii) shall be amended by deleting the section in its entirety, which now states:

      "(iii) a Scientific Advisory Committee, chaired by Mark Handschy and also to include Haviland Wright, Noel Clark, David Walba and such other members to be determined in the future by the Board of Directors."

  and inserting the following in its place:

      "(iii) a Scientific Advisory Committee, chaired by a representative from the Company's management, and also to include other members to be determined by the Board of Directors."

        Except as modified herein, all terms of the Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

COMPANY:
Displaytech, Inc.
By:	/s/ RICHARD BARTON
Name:	Richard Barton
Title:	Chief Executive Officer
ANALYSIS GROUP FUND I, L.P.
By:	ANALYSIS GROUP FUND PARTNERS LLC (G.P.)
By:	Analysis Group Inc., Managing Member
By:	/s/ NORMAN W. GORIN
Name:	Norman W. Gorin
Title:	Chief Financial Officer
INVESTORS:
KINGDON ASSOCIATES, L.P.
By:	Kingdon Capital Management Corp., its General Partner
By:
Name:
Title:
KINGDON PARTNERS, L.P.
By:	Kingdon Capital Management Corp., its General Partner
By:
Name:
Title:
M. KINGDON OFFSHORE NV
By:	Kingdon Capital Management Corp., its investment advisor
By:
Name:
Title:

2

J. KERMIT BIRCHFIELD, JR.
/s/ J. KERMIT BIRCHFIELD, JR.
J. Kermit Birchfield, Jr.
CENTURY PARTNERS, L.P.-DTECH, L.P.
By:	Richard Hokin, its general partner
JKB—DISPLAYTECH, LLC
By:	/s/ J. KERMIT BIRCHFIELD, JR. J. Kermit Birchfield, Jr.
INTERWEST CAPITAL, INC.
By:	/s/ WM. C. GLYNN Wm. C. Glynn President
FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner
By:	/s/ ROBERT L. BURR Robert L. Burr, member
FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner
By:	/s/ ROBERT L. BURR Robert L. Burr, member
D.A. DAVIDSON & CO. DISPLAYTECH INVESTMENT PARTNERSHIP
By:	Mark J. Semmens, General Partner

3

DADCO Incorporated
By:	Authorized Officer
DB CAPITAL PARTNERS SBIC, L.P.
By:	/s/ ROBERT G. SHARP Robert G. Sharp
HEWLETT-PACKARD COMPANY
By:

4

DISPLAYTECH, INC.

AMENDMENT NO. 2 TO THE
SHAREHOLDERS' RIGHTS AGREEMENT

        This Amendment No. 2 (the "Amendment") is made as of February 11, 2003, by and among Displaytech, Inc., a Colorado corporation (the "Company"), and the persons and entities listed as Investors on the signature pages hereto (the "Investors"), all of whom are parties to the Amended and Restated Shareholders' Rights Agreement, dated as of July 30, 2001, as amended by Amendment No. 1, dated as of April 9, 2002 (as so amended, the "Agreement").

        WHEREAS, in connection with the Company's issuance of shares of Series E-1 Senior Preferred Stock and Series E-2 Senior Preferred Stock, the Company and the Investors have determined that it is in their best interest, and in furtherance of their purposes, to amend the Agreement to modify certain rights and obligations with respect to corporate governance.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Company and the Investors, severally and not jointly, hereby agrees as follows:

          1.     Section 2.4 of the Agreement shall be deleted in its entirety and replaced by the following:

            Stock Certificate Legend.    Each certificate representing shares of Common Stock now or hereafter owned by the Investors shall be endorsed with the following legend until termination of the terms of this Section 2:

        "THE RIGHT TO VOTE THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT, DATED AS OF JULY 30, 2001 (AS AMENDED), BY AND AMONG THE HOLDER OF THESE SHARES, CERTAIN OTHER HOLDERS OF THE CAPITAL STOCK OF THE CORPORATION, AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

          2.     Section 4.2(a) of the Agreement shall be deleted in its entirety and replaced by the following:

            (a)   The Investors shall at all times vote their shares of Voting Stock so that the Bylaws of the Company provide that the Board of Directors shall consist of not less than three (3) and no more than fourteen (14) directors, the exact number of which shall be fixed from time to time within such limits by resolution of the Board of Directors. The Investors agree to vote their shares of Voting Stock for the election to the Company's Board of Directors of two (2) designees of the Kingdon Investors, four (4) designees of the Century Investors, two (2) designees of DBCP, four (4) designees of the Fleming Investors, Richard Barton and Bruce Spenner. The obligations set forth herein in respect to the election of directors apply each time the shareholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of electing directors. In addition, the Investors agree to approve and continue to support a resolution adopted by the Board of Directors authorizing the formation of (i) a Compensation Committee, consisting of one director designated by each of the Kingdon Investors, the Century Investors, DBCP and the Fleming Investors and (ii) an Audit Committee, consisting of one director designated by each of the Kingdon Investors, the Century Investors, DBCP and the Fleming Investors. The Company agrees that at all times (i) prior to a Qualified Public Offering and (ii) during which the Investors are required to vote their shares of Voting Stock to elect the Investors' designees to the Board of Directors of the Company in accordance with the terms of this Agreement, the Company shall cause

    (i) the appropriate Investor designees so elected to be appointed to such Compensation Committee, which committee shall have, among other powers, exclusive authority to grant stock options/restricted stock to employees, officers and directors of, and consultants to, the Company at all times after the date of this Agreement and (ii) the appropriate Investor designees so elected to be appointed to the Audit Committee. The Company and the Investors agree to cause the resolutions described herein to remain in effect, without modification, unless Investors holding a majority of the shares of Common Stock held by Investors agree otherwise.

          3.     Section 4.2 of the Agreement shall be amended to add subsection (c) as follows:

            (c)   Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 4.2 shall terminate on June 30, 2003.

          4.     Except as amended herein, the Agreement shall remain in full force and effect.

          5.     This Amendment shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and to be performed entirely within Colorado.

          6.     This Amendment may be executed in any number of counterparts (and by facsimile), each of which shall be an original, but all of which together shall constitute one instrument.

[remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

COMPANY:
DISPLAYTECH, INC.
By:	/s/ RICHARD BARTON
Name:	Richard Barton
Title:	Chief Executive Officer
Address:	2602 Clover Basin Drive Longmont, CO 80503

INVESTORS:
KINGDON ASSOCIATES, L.P.
By:	Kingdon Capital Management Corp., its General Partner

By:	/s/ KEN HAHN
Name:	Ken Hahn
Title:	Portfolio Manager

KINGDON PARTNERS, L.P.
By:	Kingdon Capital Management Corp., its General Partner

By:	/s/ KEN HAHN
Name:	Ken Hahn
Title:	Portfolio Manager

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M. KINGDON OFFSHORE NV
By:	Kingdon Capital Management Corp., its General Partner

By:	/s/ KEN HAHN
Name:	Ken Hahn
Title:	Portfolio Manager

/s/ J. KERMIT BIRCHFIELD, JR. J. Kermit Birchfield, Jr.

CENTURY AMERICA LLC (formerly known as Century Partners, L.P.-Dtech, L.P.)

By:	/s/ RICHARD HOKIN Richard Hokin, its managing member

JKB- DISPLAYTECH, LLC

By:	/s/ J. KERMIT BIRCHFIELD, JR. J. Kermit Birchfield, Jr.

INTERWEST CAPITAL, INC.

By:	/s/ WILLIAM C. GLYNN
Name:	William C. Glynn
Title:	President

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FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	/s/ ROBERT L. BURR Robert L. Burr, member

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	/s/ ROBERT L. BURR Robert L. Burr, member

D.A. DAVIDSON & CO. DISPLAYTECH INVESTMENT PARTNERSHIP

By:	/s/ MARK J. SEMMENS Mark J. Semmens, General Partner

DAVIDSON COMPANIES (formerly known as DADCO Incorporated)

By:	/s/ ILLEGIBLE Authorized Officer

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DB CAPITAL PARTNERS SBIC, L.P.

By:	/s/ ROBERT SHARP Robert Sharp

HEWLETT-PACKARD COMPANY

By:	/s/ CHARLES N. CHARMAS Charles N. Charmas

NISSHO ELECTRONICS CORPORATION

By:

ANALYSIS GROUP FUND I, L.P.

By:	/s/ NORMAN W. GORIN Norman W. Gorin Chief Financial Officer

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March 25, 2003

JOINDER AGREEMENT

        This Joinder Agreement (this "Agreement"), is entered into as of February 28, 2003, by and between Displaytech, Inc., a Colorado corporation (the "Company"), and Nissho Electronics Corporation, a company organized under the laws of Japan (the "Buyer").

BACKGROUND

        A.    The Company is a party to (i) the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of February 11, 2003, by and among the Company and the Purchasers (as defined in the Stock Purchase Agreement) set forth on Schedule 1 thereto; (ii) the Series E Shareholders' Rights Agreement (the "Shareholders' Rights Agreement"), dated as of February 11, 2003, by and among the Company and the Investors (as defined in the Shareholders' Rights Agreement) set forth therein; and (iii) the Confidentiality Agreement (the "Confidentiality Agreement"), dated as of February 11, 2003, by and among the Company and the other parties set forth therein. The Stock Purchase Agreement, the Shareholders' Rights Agreement and the Confidentiality Agreement are collectively referred to herein as the "Transaction Agreements."

        B.    The Buyer wishes to purchase from the Company, and the Company wishes to sell to the Buyer, shares of the Company's Series E-1 Senior Preferred Stock, par value $.001 per share (the "Series E-1 Preferred Stock").

AGREEMENT

        In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

        1.    Agreement to Purchase and Sell Stock.    Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, 7,500 shares of Series E-1 Preferred Stock (the "Shares") at a price of $100 per share (the "Investment") for an aggregate purchase price of $750,000 (the "Purchase Price"). The Purchase Price for the Shares shall be paid (in United States dollars) by wire transfer of funds to an account designated by the Company.

        2.    Delivery.    Upon receipt in full of the Purchase Price by the Company, the Company shall deliver to the Buyer a certificate representing the Shares to be purchased by the Buyer hereunder against payment of the full purchase price therefor to the designated account of the Company.

        3.    Joinder.    By the execution of its duly authorized representative of this Agreement, the Buyer hereby becomes (a) with respect to the Stock Purchase Agreement, a "Purchaser" (as such term is defined in the Stock Purchase Agreement), (b) with respect to the Shareholders' Rights Agreement, an "Investor" (as such term is defined in the Shareholders' Rights Agreement) and (c) a party to the Confidentiality Agreement, in each case, for all purposes, legally bound to all terms and conditions contained in each such Transaction Agreement (and hereby expressly deemed to make all representations, warranties, covenants and agreements contained therein), as if it had been a named party and original signatory to each of the preceding, as of the dates thereof (subject to Section 5 below).

        4.    Representations and Warranties.    The Buyer hereby represents and warrants to the Company that (a) it has all necessary corporate power and authority to enter into this Agreement and the transactions contemplated hereby (including, without limitation, the making of the Investment by the Buyer) and (b) this Agreement represents the legally valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

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        5.    Schedules.    The Stock Purchase Agreement is hereby supplemented and amended by (a) adding to Schedule 1 thereto the page attached hereto as Exhibit A and (b) solely with respect to the Buyer (and no other Purchasers (as defined in the Stock Purchase Agreement)), amending the Schedule of Exceptions thereto in the manner set forth on Exhibit B attached hereto.

        6.    Miscellaneous.

          6.1    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws.

          6.2    Further Assurances.    The Buyer agrees to execute and deliver any and all related or ancillary documentation and instruments as shall be necessary or desirable in order to give effect to the transactions contemplated by this Agreement and the Transaction Agreements.

          6.3    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature page follows]

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year herein above first written.

DISPLAYTECH, INC.
By:	/s/ RICHARD D. BARTON
Name:	Richard D. Barton
Title:	CEO
Date:	April 10, 2003
NISSHO ELECTRONICS CORPORATION
By:	/s/ TAKASHI FUKUDA
Name:	Takashi Fukuda
Title:	Managing Director
Date:	April 7, 2003

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EXHIBIT A

        Schedule 1
to this Agreement (cont.)

Name of Purchasers	Number of Shares	Purchase Price
Nissho Electronics Corporation	7,500	$750,000
TOTAL	7,500	$750,000
(a)
address for communications:

  Nissho Electronics Corporation
  3-1, Tsukiji 7-Chrome, Chuo-ku, Tokyo, 104-8444 Japan

  Attention: Mr. Takashi Fukuda

(b)
address for payments by wire transfer:

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JOINDER AGREEMENT

TO

AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT

        The undersigned hereby consents to and agrees to be bound by the terms, covenants and provisions of that certain Amended and Restated Shareholders' Rights Agreement, dated July 30, 2001, by and among Displaytech, Inc., a Colorado corporation (the "Company"), and certain Investors in the Company (the "Original Agreement") listed on the signature page to the Original Agreement, as amended by that certain Amendment No. 1 to the Original Agreement, dated April 9, 2002, and that certain Amendment No. 2 to the Original Agreement, dated February 11, 2003 (the Original Agreement, as amended, shall be referred to herein as the "Shareholders Agreement"). All capitalized terms used herein, but not defined, shall have the meanings ascribed to them in the Shareholders Agreement. By the execution of this Joinder Agreement, the undersigned hereby agrees to be bound by all of the provisions of the Shareholders Agreement as an Investor thereunder. The undersigned's execution of this Joinder Agreement constitutes the undersigned's execution of the Shareholders Agreement, and this Joinder Agreement shall constitute an executed counterpart to the Shareholders Agreement.

        IN WITNESS WHEREOF, this Joinder Agreement has been duly executed effective as of May 11, 2004.

INVESTOR:
DTECH INVESTMENTS LLC
By:	/s/ WILLIAM C. GLYNN
Name:	William C. Glynn
Title:	Manager
Address: 555 South Cole Road, Boise Idaho 83707
Accepted and Agreed to:
COMPANY:
DISPLAYTECH, INC.
By:	/s/ RICHARD D. BARTON
Name:	Richard D. Barton
Title:	Chief Executive Officer

AMENDMENT NO. 3
TO
AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT

        This Amendment No. 3 to Amended and Restated Shareholders' Rights Agreement (this "Amendment") is entered into effective as of the 25th day of May, 2004, by and among Displaytech, Inc., a Delaware corporation (the "Company"), and the holders of capital stock of the Company identified as "Investors" on the signature pages hereto (each, an "Investor" and together, the "Investors").

RECITALS

        Whereas, pursuant to Sections 2.7, 3.14 and 5.1 of that certain Amended and Restated Shareholders' Rights Agreement by and among the Company and certain of its shareholders dated July 30, 2001, as amended (the "Shareholders Agreement"), the Shareholders Agreement may only be amended with the written consent of the Company, the holders of at least a majority of the then-outstanding Common Stock (as defined in the Shareholders Agreement) and/or the holders of at least a majority of the then-outstanding Registrable Securities (as defined in the Shareholders Agreement);

        Whereas, effective as of May 11, 2004, Century Partners, L.P.-DTECH, L.P., JKB-Displaytech, LLC, InterWest Capital, Inc. and certain of their affiliates contributed all of their Common Stock to DTech Investments, LLC, an affiliate of such stockholders ("DTech"), and DTech became a party to the Shareholders Agreement by execution of a Joinder Agreement;

        Whereas, the Company intends to file its first registration statement for a public offering of securities of the Company on Form S-1 under the Securities Act of 1933, as amended (the "IPO");

        Whereas, the Investors hold at least a majority of the Common Stock and the Registrable Securities; and

        Whereas, as a condition to participating in the IPO, the underwriters have requested certain amendments to the registration rights set forth in Section 3 of the Shareholders Agreement and the parties desire to amend Section 3 and certain other provisions of the Shareholders Agreement as set forth below.

        Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

        1.     Definitions. The definition of "Qualified Public Offering" set forth in Section 1 of the Shareholders Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

    "Qualified Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which (i) gross proceeds to the Company, before underwriting discounts, commissions and other expenses, are at least $20,000,000, and (ii) the price per share of Common Stock sold in such offering reflects a pre-money valuation of the Company at the time of the consummation of such sale of at least $75,000,000.

        2.     Company Registration. The following sentence shall be inserted at the end of Section 3.2 of the Shareholders Agreement: "No Holder shall have any registration rights under this Section 3.2 for the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act."

        4.     Reaffirmation. Except as otherwise specifically set forth herein, the terms and provisions of the Shareholders Agreement, as amended hereby, are ratified, confirmed and approved.

        5.     Defined Terms. Capitalized terms not defined herein shall have the meaning assigned to them in the Shareholders Agreement.

        6.     Governing Law. This Amendment shall be governed by and construed under the laws of the State of Colorado in all respects as such laws are applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

        7.     Counterparts. This Amendment may be executed in any number of counterparts, or by facsimile signature, all of which shall constitute one and the same instrument.

[Signature page to follow.]

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        IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

COMPANY:
DISPLAYTECH, INC.
By:	/s/ RICHARD D. BARTON
Name:	Richard D. Barton
Title:	CEO
INVESTORS:
DTECH INVESTMENTS LLC
By:	/s/ WILLIAM C. GLYNN
Name:	William C. Glynn
Title:	Manager
FLEMING US DISCOVERY FUND III, L.P.
By: Fleming US Discovery Partners, L.P., its General Partner
By: Fleming US Discovery, LLC, its General Partner
By:	/s/ ROBERT L. BURR
Name:	Robert L. Burr

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Title:	Member
FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By: Fleming US Discovery Partners, L.P., its General Partner
By: Fleming US Discovery, LLC, its General Partner
By:	/s/ ROBERT L. BURR
Name:	Robert L. Burr
Title:	Member

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QuickLinks

DISPLAYTECH, INC. AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT
DISPLAYTECH, INC. AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT AMENDMENT NO. 1
DISPLAYTECH, INC. AMENDMENT NO. 2 TO THE SHAREHOLDERS' RIGHTS AGREEMENT
JOINDER AGREEMENT
JOINDER AGREEMENT
AMENDMENT NO. 3 TO AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT